UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2004

                                  Saucony, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Massachusetts                  000-05083                  04-1465840
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(State or Other Juris-             (Commission                (IRS Employer
diction of Incorporation           File Number)             Identification No.)


  13 Centennial Drive, Peabody, Massachusetts                     01960
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  (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code: 978-532-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5            Other Events.

     On May 19, 2004, Saucony declared its regular quarterly cash dividends in an amount of $0.050 per share on its Class A Common Stock and in the amount of $0.055 per share on its Class B Common Stock. The regular dividends are payable on July 15, 2004 to Saucony's stockholders of record at the close of business on June 17, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 19, 2004                 SAUCONY, INC.


                                    By:  /s/ Michael Umana
                                          Michael Umana
                                          Chief Operating Officer,
                                          Executive Vice President,
                                          Finance and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                                     Description
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  99.1                               Press release dated May 19, 2004.